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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated February 9, 1998, appearing on pages F-1 and S-1 on this Form 10-K, into the Company's previously filed Registration File Nos. 33-76108, 33-90892 and 333-3020.


/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 26, 1998